                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints James V. Adam and Lori-jean Gille, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of MGI PHARMA, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                      Title                          Date
---------                      -----                          ----

  /s/ K. F. Tempero            Chairman of the Board,         March 12, 1996
-----------------------------  Director and Chief Executive
Kenneth F. Tempero             Officer (Principal Executive
                               Officer)


  /s/ James V. Adam            Vice President, Chief          March 12, 1996
-----------------------------  Financial Officer (Principal
James V. Adam                  Financial and Accounting
                               Officer)


  /s/ F. W. Armstrong          Director                       March 12, 1996
-----------------------------
Frederick W. Armstrong

  /s/ C.E. Austin              Director                       March 12, 1996
-----------------------------
Charles E. Austin

  /s/ Hugh E. Miller           Director                       March 12, 1996
-----------------------------
Hugh E. Miller

  /s/ Robert W. Powell, Jr.    Director                       March 12, 1996
-----------------------------
Robert W. Powell, Jr.

  /s/ L. J. Schroeder          Director                       March 12, 1996
-----------------------------
Lee J. Schroeder